SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Diversified International Equity VIP

The following changes are effective on or about July 12, 2013:

DWS Diversified International Equity VIP will change its name to DWS Global Equity VIP.

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the fund. All references to QS Investors are hereby deleted.

The fund will change the benchmark against which it measures its performance from the MSCI EAFE Index to the MSCI All Country World Index. Fund management believes the MSCI All Country World Index will more accurately reflect the fund’s investment strategy.

The following information replaces similar disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus:

Main investments. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies.

The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.

The fund may also invest up to 20% of its assets in cash equivalents and US investment-grade fixed-income securities.

Management process. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned for growth. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.

The following disclosure is added under the ”MAIN RISKS” section of the summary section of the fund’s prospectus:

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

The following disclosure is added under the ”MAIN RISKS” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus:

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

May 1, 2013 PROSTKR-256

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the summary section of the fund’s prospectus:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Nils E. Ernst, PhD, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Martin Berberich, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Sebastian P. Werner, PhD, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

The following information replaces the existing disclosure under the ”MANAGEMENT” sub-section of the ”FUND DETAILS” section of the fund’s prospectus:

MANAGEMENT

Nils E. Ernst, PhD, Director. Portfolio Manager of the fund. Joined the fund in 2013.

■	Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

■	Portfolio Manager for Global Equities: Frankfurt.

■
Completed Bank Training Program (”Bankkaufmann”) at Landesbank Hessen-Thueringen, Frankfurt; Master’s Degree and PhD in Business Administration (”Diplom-Kaufmann” and ”Dr. rer. pol.”) from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

■
Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

■	Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

■	Completed Bank Training Program (”Bankkaufmann”) at HypoVereinsbank Wuerzburg; MBA (”Diplom-Kaufmann”) from University of Wuerzburg; CFA Charterholder.

Sebastian P. Werner, PhD, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

■
Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

■	Portfolio Manager for Global and US Growth Equities: Frankfurt.

■
MBA in International Management from the Thunderbird School of Global Management; Masters Degree (”Diplom-Kaufmann”) and PhD in Finance (”Dr. rer. pol.”) from the European Business School, Oestrich-Winkel.

Please Retain This Supplement for Future Reference

May 1, 2013 PROSTKR-256

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